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                                  FIRST AMENDMENT
                                         TO
                                  CREDIT AGREEMENT



                           DATED AS OF FEBRUARY 12, 1999



                                      BETWEEN



                        COGENERATION CORPORATION OF AMERICA
                        (f/k/a NRG GENERATING (U.S.), INC.),
                                    AS BORROWER



                                        AND



                             MEESPIERSON CAPITAL CORP.,
                  AS ARRANGER, LENDER, AGENT AND SECURITY TRUSTEE




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                                  FIRST AMENDMENT
                                         TO
                                  CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 12th day of February, 1999, between Cogeneration Corporation of America (f/k/a NRG Generating (U.S.), Inc.), as the Borrower, and MeesPierson Capital Corp., as the Arranger, the Lender, the Agent and the Security Trustee (in such collective capacity, "MPCC"), and amends and is supplemental to that certain Credit Agreement, dated as of December 17, 1997, between the Borrower, and MPCC (the "Credit Agreement").


                                    WITNESSETH:


     WHEREAS, the Borrower and the Lender desire to amend the Credit Agreement; and

     NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Borrower and MPCC, it is hereby agreed as follows:

     1. RULES OF CONSTRUCTION; DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     2. AMENDMENTS TO THE CREDIT AGREEMENT. (a) Subject to the terms and conditions of this Amendment, Section 9.1(f) of the Credit Agreement is hereby amended and supplemented by inserting the following at the end of the
Section:

     ; PROVIDED, HOWEVER, no Event of Default arises under this Section
     9.1(f) as the result of either (i) the purported termination by PECO of the Grays Ferry Power Purchase Agreements, (ii) the subsequent declaration of an event of default under that certain Credit Agreement (the "CHASE FACILITY"), dated as of March 1, 1996, among Grays Ferry, the financial institutions party thereto and The Chase Manhattan Bank, as agent for such financial institutions, or (iii) by reason of or due to acceleration of the indebtedness under the Chase Facility and/or enforcement of the lender's rights under the Chase Facility and/or any other actions taken by PECO Energy Company or any other person or entity under or allegedly as allowed by the Grays Ferry Power Purchase Agreements and/or any other action taken by the lenders or any other person or entity under or as allowed by the Chase Facility and/or events or circumstances that result directly or indirectly from, are directly or indirectly due to or are directly or indirectly caused by any or all of the above, including without limitation action, events or circumstances which with the passing of time, or both, would or could otherwise constitute an Event of Default under the Credit Agreement.

     (b)  The Credit Agreement is hereby further amended by substituting the
Schedule 2 attached hereto as Annex A in place of the existing Schedule 2.

     4. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents that this Amendment has been duly authorized, executed and delivered by Borrower pursuant to its corporate powers and constitutes the legal, valid and binding obligation of Borrower. After giving effect to the amendment set forth above in Section 2(a) above, as of the date hereof no Event of Default has occurred and is in effect, and each representation and warranty set forth in Section 2 of the Credit Agreement is hereby restated and affirmed as true and correct as of the date hereof.

     5. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be subject to the conditions precedent that the Agent shall have received the following, each in form and substance satisfactory to the Agent:

     (a)  this Amendment executed by each party hereto; and

     (b)  a fee in the amount of $187,500.00; and

     (c) a written instruction from the Borrower to the Agent canceling the undrawn commitment under the Facility

     6. CONFIRMATION OF CREDIT AGREEMENT. Except as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Credit Agreement to "this Agreement" shall mean the Credit Agreement as amended by this Amendment, and as hereinafter amended or restated.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW RULES.

     8. COUNTERPARTS. This Amendment may be executed in counterparts which, taken together, shall constitute a single document.

     9. MODIFICATIONS IN WRITING. No amendment, modifications, supplement, termination or waiver of this Amendment shall be effective unless the same shall be in writing and otherwise made in accordance with Section 17.5 of the Credit Agreement.

     10. EFFECTIVENESS. This amendment shall be effective as of January 1, 1999. Any payment of interest in excess of the non-default rate made by the Borrower during the month of January 1999 shall be applied towards the fee described in Section 5(b) hereof.


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     IN WITNESS WHEREOF, each of the Borrower and MPCC caused this Amendment to be executed by its duly authorized officer as of the 12th day of February, 1999.

                         COGENERATION CORPORATION OF AMERICA,
                         as Borrower


                         By:  /s/  Timothy P. Hunstad
                            --------------------------------------------
                         Name:     Timothy P. Hunstad
                         Title:    V.P. and Chief Financial Officer


                         MEESPIERSON CAPITAL CORP.,
                         as Arranger, Lender, Agent and Security Trustee


                         By:  /s/  Hendrik Vroege
                            --------------------------------------------
                         Name:     Hendrik Vroege
                         Title:    Managing Director


                         By:  /s/  Eugene Oliva
                            --------------------------------------------
                         Name:     Eugene Oliva
                         Title:    Assistant Vice President


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